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                                                                EXHIBIT 10.17(C)

                               THIRD AMENDMENT TO
                           INVESTOR RIGHTS AGREEMENT

         THIS THIRD AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this "Third Amendment"), dated as of May 13, 2002, by and among Animas Corporation, a Delaware corporation (the "Company"), and the individuals and entities identified on the signature pages to the Second Amendment to the Investor Rights Agreement dated as of October 11, 2001 (collectively, the "Series A
Investors").

         WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock'"), and possess certain registration and other rights with respect to the Series A Preferred Stock under the Investor Rights Agreement dated as of January 28, 2000 among the Company and the Series A Investors ("Original Agreement");

         WHEREAS, the Company previously agreed to sell and issue up to 1,500,000 shares of its Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock'") to certain investors (the "Series B Investors"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement dated January 22, 2001 (the "Series B Purchase Agreement");

         WHEREAS, in connection with and consideration for the execution and delivery of the Series B Purchase Agreement, the Company extended certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement dated January 22, 2001 and entered into by and among the Company and the Series B Investors (the "Registration Rights Agreement");

         WHEREAS, pursuant to a First Amendment to Investor Rights to Investor Rights Agreement dated January 22, 2001 (the "First Amendment"), the Company and certain of the Series A Investors amended the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, the Company previously agreed to sell and issue up to 2,000,000 shares of its Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") to certain investors (the "Series C Investors"), pursuant to a Series C Convertible Preferred Stock Purchase Agreement dated October 11, 2001 (the "Series C Purchase Agreement");

         WHEREAS, in connection with and consideration for the execution and delivery of the Series C Purchase Agreement, the Company extended certain registration and other rights to the Series C Investors, pursuant to an Amended and Restated Registration Rights Agreement dated as of October 11, 2001 and entered into by and among the Company, the Series B Investors and the Series C Investors (the "Amended and Restated Registration Rights Agreement");

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         WHEREAS, pursuant to a Second Amendment to Investor Rights to Investor
Rights Agreement dated October 11, 2001 (the "Second Amendment"), the Company, the Series A Investors and the Series B Investors amended the Original Agreement and terminated the First Amendment to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, the Company has agreed to sell and issue up to an additional 480,000 shares of its Series C Preferred Stock (the "Additional Series C Preferred Stock") to certain new investors (the "Additional Series C Investors"), pursuant to an Amendment to the Series C Purchase Agreement, dated May 13, 2002 (the "2002 Series C Purchase Agreement");

         WHEREAS, in connection with and in consideration for the execution and delivery of the 2002 Series C Purchase Agreement, the Company seeks to extend certain registration and other rights to the Additional Series C Investors, pursuant to a First Amendment to Amended and Restated Registration Rights Agreement dated as of May 13, 2002 and entered into by and among the Company, the Series B Investors, the Series C Investors and the Additional Series C Investors (the "First Amendment to Registration Rights Agreement");

         WHEREAS, the Company and the Series A Investors desire to amend the Original Agreement, as amended by the Second Amendment, as set forth herein, to enable the Additional Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement, as amended by the First Amendment to Registration Rights Agreement (the "Amended Registration Rights Agreement") which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

         WHEREAS, Section 5 of the Second Amendment, and Sections 2.9 and 2.10 of the Original Agreement, which apply with equal force and effect to the Second Amendment, provide that the Original Agreement, as amended by the Second Amendment, may be amended or modified with the prior written consent of the Company and (i) the Initial Series B Investors (as defined in the Amended Registration Rights Agreement) holding at least 60% of votes entitled to be cast by the holders of the Series B Conversion Shares (as defined in the Amended Registration Rights Agreement) then held by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares, (ii) the Initial Series C Investors (as defined in the Amended Registration Rights Agreement) holding at least 60% of votes entitled to be cast by the holders of the Series C Conversion Shares (as defined in the Amended Registration Rights Agreement) then held by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, (iii) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities (as defined in the Amended Registration Rights Agreement) then outstanding, solely with respect to such Registrable Securities

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and (iv) the holders of a majority of the Registrable Securities Then
Outstanding (for the purposes of this Third Amendment, the "Requisite Shares";
and

         WHEREAS, the prior written consent of holders of the Requisite Shares to effect this Third Amendment has been obtained;

         NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement, as amended.

         2. Series C Investors. The meaning of the term "Series C Investors" is amended to include the Additional Series C Investors.

         3. Registration Rights Agreement. The meaning of the term "Amended and Restated Registration Rights Agreement" is amended to mean the Amended and Restated Registration Rights Agreement, as amended by the First Amendment to the Amended and Restated Registration Rights Agreement entered into among the Company and the other parties identified therein, dated as of the date hereof.

         4. Ratification of Original Agreement and Second Amendment. Except as expressly amended hereby, all of the terms of the Original Agreement, as amended, shall remain in full force and effect, and are hereby ratified and confirmed.

         5. Controlling Law. This Third Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         6. Execution in Counterparts and via Facsimile. This Third Amendment may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Third Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Company and holders of the Requisite Shares required by Section 5 of the Second Amendment.

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         IN WITNESS WHEREOF, the parties have executed this Third Amendment to
Investor Rights Agreement on the date first above written.

COMPANY
Animas Corporation

By: /s/ Richard A. Baron
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Name: Richard A. Baron
Its: Vice President Finance, CFO

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